EXHIBIT 10.1

                                 FIFTH AMENDMENT


         FIFTH AMENDMENT (this "Amendment"), dated as of May 27, 2003, to the Credit Agreement, dated as of May 22, 2001 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), certain financial institutions which are or may become parties thereto (the "Banks"), Bank of Scotland and LaSalle Bank National Association, as syndications agents, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

         WHEREAS, the Borrower has requested that the Administrative Agent and the Banks amend a certain provision of the Credit Agreement; and

         WHEREAS, the Administrative Agent and the Banks are willing to agree to the requested amendment on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

         II. Amendments to the Credit Agreement.

         1. The definition of "Annual Aggregate  Acquisition Limit" set forth in
Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to read in its entirety as follows:

                  "Annual Aggregate Acquisition Limit" means $30,000,000 for each of the fiscal years ending September 30, 2003, September 30, 2004, September 30, 2005 and September 30, 2006, respectively.

         2. The definition of "EBIT" set forth in Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to read in its entirety as follows:

                  "EBIT" means, with respect to any Person and for any period of its determination, the consolidated net income (excluding extraordinary gains and losses) of such Person for such period, plus the consolidated interest expense and income taxes of such Person for such period; provided that, notwithstanding anything herein to the contrary, for the purpose of calculating EBIT, (i) impairment to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded and (ii) losses from non-cash write downs of the investments described on Exhibit K hereto shall be disregarded.

         3. The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to read in its entirety as follows:

                  "EBITDA" means, with respect to any Person and for any period of its determination, the consolidated net income (excluding extraordinary gains and losses) of such Person for such period, plus the consolidated interest expense and income taxes of such Person for such period, plus the consolidated depreciation and amortization of such Person for such period; provided that, notwithstanding anything herein to the contrary, for the purpose of calculating EBITDA, (i) impairment to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded and (ii) losses from non-cash write downs of the investments described on Exhibit K hereto shall be disregarded.

         4. The definition of "Net Worth" set forth in Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to read in its entirety as follows:

                  "Net Worth" means, with respect to any Person and as of any date of its determination, the excess of (a) the assets of such Person over (b) the liabilities of such Person; provided that, notwithstanding anything herein to the contrary, for the purpose of calculating Net Worth, (i) adjustments to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded and (ii) losses from non-cash write downs of the investments described on Exhibit K hereto shall be disregarded.

         5. The  definition  of  "Revolving  Loan  Maturity  Date"  set forth in
Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to read in its entirety as follows:

         "Revolving Loan Maturity Date" means May 22, 2006.

         6. Section 2.5(a) of the Credit Agreement (Commitment Fees) is hereby amended to read in its entirety as follows:

                  (a) Commitment Fees. The Borrower shall pay to the Administrative Agent for the ratable benefit of the Banks a per annum unused commitment fee on the average daily amount by which (i) the aggregate amount of the Revolving Loan Commitments exceeds (ii) the aggregate outstanding amount of the Revolving Loan plus the Letter of Credit Exposure equal to the percentage amount set forth in the table below opposite the applicable ratio of (a) the consolidated Total Debt of the Borrower as of the end of the fiscal quarter then most recently ended to (b) the consolidated EBITDA of the Borrower for the four fiscal quarters then most recently ended:

                Total Debt to EBITDA                  Commitment Fee
                --------------------                  --------------


                     < 2.00                               0.375%
                     -
                     > 2.00                                0.50%

         provided, however, that on each day that less than twenty-five percent (25%) of the Revolving Loan Commitments shall be utilized, such unused commitment fee percentage shall be increased by 0.125% over the applicable percentage shown above. The unused commitment fee shall be due and payable in arrears on the last day of each calendar quarter and on the Revolving Loan Maturity Date.

         Determination of Total Debt to EBITDA for purposes of calculating the commitment fees payable under this Section 2.5(a) shall be based on the same calculation applied in Section 5.5(b)(ii) using the applicable Compliance Certificate and the adjusted financial reports contained in Schedule B of such Compliance Certificate.

         7. Section 5.5(b)(ii) of the Credit Agreement (Maximum Total Debt to EBITDA Ratio) is hereby amended to read in its entirety as follows:

                  (ii) Maximum Total Debt to EBITDA Ratio. As of the last day of each fiscal quarter of the Borrower, the Borrower shall not permit the ratio of (a) the consolidated Total Debt of the Borrower as of end of such fiscal quarter minus, so long as there are no outstanding Revolving Loans as of such date, cash on the consolidated balance sheet of the Borrower as of such date to (b) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, to be greater than the applicable ratios set forth below as of the dates indicated:

                  Fiscal Quarter Ending                           Ratio
                  ---------------------                           -----

                  March 31, 2003                              4.00 to 1.00
                  June 30, 2003                               3.75 to 1.00
                  September 30, 2003                          3.75 to 1.00
                  December 31, 2003                           3.50 to 1.00
                  March 31, 2004                              3.50 to 1.00
                  June 30, 2004 and each
                    fiscal quarter thereafter                 3.25 to 1.00

         Compliance with this Section 5.5(b)(ii) shall be determined in the applicable Compliance Certificate based upon the adjusted financial reports contained in Schedule B of such Compliance Certificate.

         8. Section 5.5(c) of the Credit Agreement (Minimum Interest Coverage Ratio) is hereby amended to read in its entirety as follows:

                  (c) Minimum Interest Coverage Ratio. As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of (i) the consolidated EBIT of the

         Borrower for the preceding four fiscal quarters then ended to (ii) the consolidated Interest Expense of the Borrower (to the extent paid in cash) for the preceding four fiscal quarters then ended minus any income of the Borrower or any of its consolidated Subsidiaries during such period which is attributable to any Interest Hedge Agreement plus any expenses of the Borrower or any of its consolidated Subsidiaries during such period which is attributable to any Interest Hedge Agreement, to be less than the applicable ratios set forth below as of the dates indicated:

                  Fiscal Quarter Ending                           Ratio
                  ---------------------                           -----

                  March 31, 2003                              2.00 to 1.00
                  June 30, 2003                               2.00 to 1.00
                  September 30, 2003                          2.25 to 1.00
                  December 31, 2003                           2.25 to 1.00
                  March 31, 2004 and each
                    fiscal quarter thereafter                 2.50 to 1.00

         Compliance with this Section 5.5(c) shall be determined in the applicable Compliance Certificate based upon the adjusted financial reports contained in Schedule B of such Compliance Certificate.

         9. Section 5.9(c)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (ii) At any time after the Subordinated Debt Event, the Borrower or any Subsidiary of the Borrower may make any Acquisition (by purchase or merger) provided that (A) the Borrower or such Subsidiary of the Borrower is the acquiring or surviving entity, (B) the aggregate of all consideration (other than common stock of the Borrower) paid by the Restricted Entities in connection with any Acquisition does not exceed $15,000,000 without the prior consent of the Majority Banks, (C) the aggregate of all consideration (other than common stock of the Borrower) paid by the Restricted Entities in connection with all Acquisitions during any fiscal year does not exceed the Annual Aggregate Acquisition Limit for the applicable year without the prior consent of the Majority Banks, (D) no Default or Event of Default exists and the Acquisition would not reasonably be expected to cause a Default or Event of Default after giving pro forma effect thereto (including any default under Section 5.5 with respect to historical and future pro forma financial status and results), (E) the acquired assets are in substantially the same business as the Borrower, and (F) as of the last day of the fiscal quarter then most recently ended prior to the date of any such Acquisition for which financial statements have been delivered to the Banks pursuant to Section 5.2, the ratio of (a) the consolidated Total Debt of the Borrower as of the end of such fiscal quarter minus, so long as there are no outstanding Revolving Loans as of such date, cash on the consolidated balance sheet of the Borrower as of such date to (b) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, shall not exceed than the applicable ratios set forth below as of the dates indicated:

                  Fiscal Quarter Ending                           Ratio
                  ---------------------                           -----

                  March 31, 2003                              3.75 to 1.00
                  June 30, 2003                               3.50 to 1.00
                  September 30, 2003                          3.50 to 1.00
                  December 31, 2003                           3.25 to 1.00
                  March 31, 2004                              3.25 to 1.00
                  June 30, 2004 and each
                    fiscal quarter thereafter                 3.00 to 1.00

                  Compliance with this Section 5.9(c)(ii) shall be based on the same calculation applied in Section 5.5(b)(ii) using the applicable Compliance Certificate and the adjusted financial reports contained in Schedule B of such Compliance Certificate.

         10. Section 5.10 of the Credit Agreement (Distributions) is hereby amended to read in its entirety as follows:

                  5.10 Distributions. The Borrower shall not (a) declare or pay any dividends; (b) purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding; (c) make any distribution of assets to its stockholders as such, whether in cash, assets or in obligations of it; (d) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of, any shares of its capital stock; or (e) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; except that the Borrower may make payments of dividends on Qualified Preferred Stock; provided, however, that the Borrower may repurchase from the holders thereof capital stock of the Borrower and/or purchase or repay Subordinated Debt of the Borrower so long as:

                  (i)      no Default is continuing or would result therefrom;

                  (ii) the aggregate amounts applied to repurchase capital stock or to purchase or repay Subordinated Debt after May 27, 2003 shall not exceed the lesser of (1) if there are no outstanding Revolving Loans at the time of the applicable repurchase, purchase or repayment, $70,000,000 and if there are any outstanding
                           Revolving Loans at the time of the applicable repurchase, purchase or repayment, $50,000,000 or (2) sum of $30,000,000 plus fifty percent (50%) of the cumulative quarterly consolidated net income (less 100% of the cumulative consolidated net loss) of the Borrower for each fiscal quarter of the Borrower commencing with the fiscal quarter ending on March 31, 2003 and ending on the last day of the fiscal quarter then most recently ended prior to the date of any such repurchase of capital stock or purchase or repayment of Subordinated Debt for which financial statements have been delivered to the Banks pursuant to Section 5.2,

                  (iii)    the aggregate  amounts applied to repurchase  capital
                           stock   after  May  27,   2003   shall   not   exceed
                           $20,000,000, and

                  (iv) as of the last day of the fiscal quarter then most recently ended prior to the date of any such repurchase of capital stock or purchase or repayment of Subordinated Debt for which financial statements have been delivered to the Banks pursuant to Section 5.2, the ratio of (a) the consolidated Total Debt of the Borrower as of the end of such fiscal quarter minus, so long as there are no outstanding Revolving Loans as of such date, cash on the consolidated balance sheet of the Borrower as of such date to (b) the consolidated EBITDA of the Borrower for the preceding four fiscal quarters then ended, shall not exceed than the applicable ratios set forth below as of the dates indicated:

                           Fiscal Quarter Ending                     Ratio
                           ---------------------                     -----

                           March 31, 2003                        3.75 to 1.00
                           June 30, 2003                         3.50 to 1.00
                           September 30, 2003                    3.50 to 1.00
                           December 31, 2003                     3.25 to 1.00
                           March 31, 2004                        3.25 to 1.00
                           June 30, 2004 and each
                             fiscal quarter thereafter           3.00 to 1.00

                           Compliance with this Section 5.10(iv) shall be based on the same calculation applied in Section 5.5(b)(ii) using the applicable Compliance Certificate and the adjusted financial reports contained in Schedule B of such Compliance Certificate.

         11. Schedule I-A to the Credit Agreement is hereby amended to be identical to Schedule I-A attached hereto. Banks agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, any Bank may agree to an increase of its Revolving Loan Commitment and any new Bank may agree to an new Revolving Loan Commitment, in each case with the prior written consent of the Borrower and the Administrative Agent (but without necessity for consent by any Bank or other Bank, as the case may be), so long as the aggregate of all Revolving Loan Commitments, after giving effect to any such increase, does not exceed $150,000,000.

         12. A new Exhibit K is hereby added to the Credit Agreement, such new exhibit to be identical to Exhibit K attached hereto.

         IV. Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) this Amendment shall have been executed by the Borrower, the Administrative Agent and the Banks and the Borrower shall have executed and delivered to the Administrative such additional Notes or other Loan Documents as the Administrative Agent may reasonably require, (ii) the Borrower shall have paid to the Administrative Agent, for disbursement to each Bank, such commitment fees as the Borrower and the Administrative Agent shall have agreed upon and (iii) the Administrative Agent shall have received an opinion from Borrower's counsel in form and substance reasonably acceptable to the Administrative Agent.

         V. General.

         1. Representations and Warranties. The Borrower represents and warrants that the representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing.

         2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         3. No Other Amendments. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent and/or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         4. Syndication Agents. From and after the effective date of this Amendment, Bank of Scotland and LaSalle Bank National Association shall be the Syndication Agents under the Credit Agreement.

         5. Governing Law; Counterparts.

         (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Schedule I-A -Commitments
Exhibit K - Certain Investments

                                      INTEGRATED ELECTRICAL SERVICES, INC.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      JPMORGAN CHASE BANK,
                                      as Administrative Agent and as a Bank



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      BANK OF SCOTLAND,
                                      as Syndications Agent and as a Bank



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      as Syndications Agent and as a Bank



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      U. S. BANK NATIONAL ASSOCIATION
                                      (formerly known as FIRSTAR BANK, N.A.)



                                      By:
                                         ---------------------------------------
                                               Gregory L. Dryden, Vice President

                                      WELLS FARGO BANK TEXAS, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      FIRST AMERICAN BANK, SSB


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      FIRST BANK & TRUST



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

                                      SOUTHWEST BANK OF TEXAS, N.A.



                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title
                                           -------------------------------------

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, and to acknowledge that without such consent and confirmation, the Banks would not execute this Amendment.


                                  1ST GROUP TELECOMMUNICATIONS, INC.
                                  ACE/PUTZEL ELECTRIC, INC.
                                  ALADDIN WARD ELECTRIC & AIR, INC.
                                  AMBER ELECTRIC, INC.
                                  ANDERSON & WOOD CONSTRUCTION CO., INC.
                                  ARC ELECTRIC, INCORPORATED
                                  BACHOFNER ELECTRIC, INC.
                                  BEAR ACQUISITION CORPORATION
                                  BRINK ELECTRIC CONSTRUCTION CO.
                                  BRITT RICE ELECTRIC, INC.
                                  BRITT RICE MANAGEMENT LLC
                                  BRYANT ELECTRIC COMPANY, INC.
                                  BW CONSOLIDATED, INC.
                                  BW/BEC, INC.
                                  CANOVA ELECTRICAL CONTRACTING, INC.
                                  CARROLL MANAGEMENT LLC
                                  CARROLL SYSTEMS, INC.
                                  CHARLES P. BAGBY COMPANY, INC.
                                  COLLIER ELECTRIC COMPANY, INC.
                                  COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                                  CROSS STATE ELECTRIC, INC.
                                  CYPRESS ELECTRICAL CONTRACTORS, INC.
                                  DANIEL ELECTRICAL CONTRACTORS, INC.
                                  DANIEL ELECTRICAL OF TREASURE COAST INC.
                                  DANIEL INTEGRATED TECHNOLOGIES, INC.
                                  DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                  DELCO ELECTRIC, INC.
                                  DKD ELECTRIC COMPANY, INC.
                                  ELECTRO-TECH, INC.
                                  EMC ACQUISITION CORPORATION
                                  ERNEST P. BREAUX ELECTRICAL, INC.
                                  FEDERAL COMMUNICATIONS GROUP, INC.
                                  FLORIDA INDUSTRIAL ELECTRIC, INC.
                                  GENERAL PARTNER, INC.
                                  GOSS ELECTRIC COMPANY, INC.
                                  H.R. ALLEN, INC.

                                  HATFIELD REYNOLDS ELECTRIC COMPANY
                                  HOLLAND ELECTRICAL SYSTEMS, INC.
                                  HOUSTON-STAFFORD ELECTRIC, INC.
                                  HOUSTON-STAFFORD MANAGEMENT LLC
                                  HOWARD BROTHERS ELECTRIC CO., INC.
                                  ICS HOLDINGS LLC
                                  IES COMMUNICATIONS, INC.
                                  IES CONTRACTORS MANAGEMENT LLC
                                  IES ENC, INC.
                                  IES ENC MANAGEMENT, INC.
                                  IES OPERATIONS GROUP, INC.
                                  IES PROPERTIES MANAGEMENT, INC.
                                  IES PROPERTIES, INC.
                                  IES RESIDENTIAL GROUP, INC.
                                  IES SPECIALTY LIGHTING, INC.
                                  IES VENTURES INC.
                                  INTEGRATED ELECTRICAL FINANCE, INC.
                                  INTELLIGENT BUILDING SOLUTIONS, INC.
                                  J.W. GRAY ELECTRIC CO., INC.
                                  J.W. GRAY MANAGEMENT LLC
                                  KAYTON ELECTRIC, INC.
                                  KEY ELECTRICAL SUPPLY, INC.
                                  LINEMEN, INC.
                                  MARK HENDERSON, INCORPORATED
                                  MENNINGA ELECTRIC, INC.
                                  MID-STATES ELECTRIC COMPANY, INC.
                                  MILLS ELECTRICAL CONTRACTORS, INC.
                                  MILLS MANAGEMENT LLC
                                  MITCHELL ELECTRIC COMPANY, INC.
                                  M-S SYSTEMS, INC.
                                  MURRAY ELECTRICAL CONTRACTORS, INC.
                                  NEAL ELECTRIC MANAGEMENT LLC
                                  NEW TECHNOLOGY ELECTRICAL
                                   CONTRACTORS, INC.
                                  NBH HOLDING CO., INC.
                                  NEWCOMB ELECTRIC COMPANY, INC.
                                  PAN AMERICAN ELECTRIC COMPANY, INC.
                                  PAN AMERICAN ELECTRIC, INC.
                                  PAULIN ELECTRIC COMPANY, INC.
                                  POLLOCK ELECTRIC INC.
                                  PRIMENET, INC.
                                  PRIMO ELECTRIC COMPANY
                                  RAINES ELECTRIC CO., INC.
                                  RAINES MANAGEMENT LLC
                                  RKT ELECTRIC, INC.
                                  ROCKWELL ELECTRIC, INC.

                                  RODGERS ELECTRIC COMPANY, INC.
                                  RON'S ELECTRIC, INC.
                                  SPECTROL, INC.
                                  SEI ELECTRICAL CONTRACTOR, INC.
                                  SUMMIT ELECTRIC OF TEXAS, INC.
                                  T&H ELECTRICAL CORPORATION
                                  TECH ELECTRIC CO., INC.
                                  TESLA POWER G.P., INC.
                                  THOMAS POPP & COMPANY
                                  VALENTINE ELECTRICAL, INC.
                                  WRIGHT ELECTRICAL CONTRACTING, INC.
                                  RIVIERA ELECTRIC LLC
                                  IES CONTRACTORS, INC.


                                  By:
                                     -------------------------------------------
                                     William Reynolds, Chief Financial Officer



                                  BRITT RICE HOLDINGS LLC
                                  BW/BEC, L.L.C.
                                  CARROLL HOLDINGS LLC
                                  HOUSTON-STAFFORD HOLDINGS LLC
                                  IES HOLDINGS LLC
                                  J.W. GRAY HOLDINGS LLC
                                  MILLS ELECTRICAL HOLDINGS LLC
                                  POLLOCK SUMMIT HOLDINGS INC.
                                  RAINES HOLDINGS LLC
                                  TESLA POWER (NEVADA), INC.


                                  By:
                                     -------------------------------------------
                                      Victor Duva, Manager



                                  IES CONTRACTORS HOLDINGS LLC
                                  BEXAR ELECTRIC II LLC
                                  BRITT RICE HOLDINGS II LLC
                                  BW/BEC II LLC CARROLL
                                  HOLDINGS II  LLC
                                  HOUSTON-STAFFORD HOLDINGS II LLC
                                  IES  HOLDINGS II LLC
                                  IES PROPERTIES HOLDINGS II LLC

                                  J.W. GRAY HOLDINGS II LLC
                                  MILLS ELECTRIC HOLDINGS II LLC
                                  POLLOCK SUMMIT HOLDINGS II LLC
                                  RAINES HOLDINGS II LLC
                                  TELSA POWER (NEVADA) II LLC


                                  By:
                                     -------------------------------------------
                                      John Seli, Manager



                                  IES REINSURANCE, LTD.


                                  By:
                                     -------------------------------------------
                                           David Miller, Vice President



                                  IES PROPERTIES HOLDINGS, INC.


                                  By:
                                     -------------------------------------------
                                           Victoria Garrett, President



                                  B. RICE ELECTRIC LP
                                  BEXAR ELECTRIC COMPANY, LTD.
                                  CARROLL SYSTEMS LP
                                  HAYMAKER ELECTRIC, LTD.
                                  HOUSTON-STAFFORD ELECTRICAL
                                    CONTRACTORS LP
                                  ICS INTEGRATED COMMUNICATION
                                    SERVICES LP
                                  IES FEDERAL CONTRACT GROUP LP
                                  IES MANAGEMENT LP
                                  IES PROPERTIES LP
                                  J.W. GRAY ELECTRICAL CONTRACTORS LP
                                  MILLS ELECTRIC LP
                                  NEAL ELECTRIC LP
                                  POLLOCK SUMMIT ELECTRIC LP
                                  RAINES ELECTRIC LP

                                  TESLA POWER AND AUTOMATION, L.P.
                                  TESLA POWER PROPERTIES, L.P.

                                  By:      ITS GENERAL PARTNER


                                  By:
                                      ----------------------------------
                                           William Reynolds,
                                           Chief Financial Officer



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


                                  SCHEDULE I-A
                                  ------------

                           REVOLVING LOAN COMMITMENTS
                           --------------------------


JPMorgan Chase Bank                                           $20,000,000

Bank of Scotland                                              $20,000,000

LaSalle Bank National Association                             $20,000,000

U. S. Bank National Association                               $15,000,000

Wells Fargo Bank Texas, N. A.                                 $15,000,000

First American Bank, SSB                                      $15,000,000

First Bank & Trust                                            $10,000,000

Southwest Bank of Texas, N.A.                                 $10,000,000

TOTAL                                                        $125,000,000

                                    EXHIBIT K



1.       Current Investments in Energy Photovoltaics, Inc.

2.       Current  Investments  (and  future  Investments   pursuant  to  current
         commitments) in Entertech Capital Partners II L.P.






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